UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2006

United Auto Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

(a) Indenture and Securities.

On December 7, 2006, we completed the issuance of $375 million in aggregate principal amount of 7.75% Senior Subordinated Notes due 2016 (the "Notes") and related guarantees (the "Guarantees", and together with the Notes, the "Securities") in a private offering under Rule 144A of the Securities Act of 1933.

We used the proceeds of the Notes initially to repay amounts outstanding under our U.S. credit agreement and a portion of our existing floor plan borrowings. All of these amounts repaid are available for future borrowings. We presently intend, subject to market and other conditions, to re-borrow these amounts and use the proceeds to repurchase our existing $300 million aggregate principal amount of 9.625% senior subordinated notes due 2012. The 9.625% notes are redeemable under their terms beginning in March 2007 at a rate of 104.813%. The Securities were issued under an indenture, dated December 7, 2006 among us, all of our existing wholly owned domestic subsidiaries, as guarantors (collectively, the "Guarantors") and The Bank of New York Trust Company, N.A., as trustee (the "Trustee").

The Notes will bear interest at an annual rate of 7.75%. Interest is payable semiannually in arrears on June 15 and December 15 of each year, beginning on June 15, 2007. The Securities mature on December 15, 2016, unless earlier redeemed or purchased by us. The Securities are our unsecured senior subordinated obligations and are guaranteed on an unsecured senior subordinated basis by our existing wholly owned domestic subsidiaries.

On or after December 15, 2011, we may redeem the Securities for cash at redemption prices noted in the indenture, plus any accrued and unpaid interest. We may also redeem up to 40% of the Securities using the proceeds of specified equity offerings at any time prior to December 15, 2009 at prices specified in the Indenture. In addition, if we experience certain "change of control" events specified in the Indenture, holders of the Securities will have the option to require us to purchase for cash all or a portion of their Securities at a price equal to 101% of the principal amount of the Securities, plus accrued and unpaid interest.

The Indenture restricts our and the Guarantors' ability to, among other things:

• incur additional indebtedness;
• make certain distributions, investments and other restricted payments;
• create certain liens;
• sell assets;
• enter into transactions with affiliates;
• create restrictions on our ability to receive dividends or other payments from certain subsidiaries; and
• merge, consolidate or transfer all or substantially all of our assets.

If an event of default under the Securities occurs, the trustee or other holders of not less than 25% in aggregate principal amount of the Securities may declare the principal amount of the Securities and any accrued and unpaid interest through the date of such declaration immediately due and payable, subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain events of bankruptcy or insolvency. The Indenture provides that events of default include: (1) default in the payment of any principal amount or any redemption price due and payable, whether at the final maturity date or otherwise, whether or not such payment is prohibited by the subordination provisions of the Indenture; (2) default in the payment of any interest, including additional interest, under the Securities, if such default continues for 30 days, whether or not such payment is prohibited by the subordination provisions of the Indenture; (3) our failure to comply with any of our other agreements in the Securities or the Indenture upon our receipt of notice of such default from the Trustee or from holders of not less than 25% in aggregate principal amount of the Securities then outstanding, and the failure to cure (or obtain a waiver of) such default within 60 days after receipt of such notice; (4) one or more defaults has occurred under any of the agreements, indentures or instruments under which we or any of our subsidiaries then has outstanding indebtedness in excess of $25 million in principal amount, individually or in the aggregate, and either (a) such default results from the failure to pay such indebtedness at its stated final maturity or (b) such default resulted in the acceleration of the final stated maturity of such indebtedness; (5) any Guarantee by a significant subsidiary of ours ceases to be in full force and effect and enforceable in accordance with its terms, except to the extent contemplated by the indenture and any such Guarantee; and (6) specified events of bankruptcy, insolvency or reorganization affecting us or any of our significant subsidiaries.

The Bank of New York Trust Company, N.A., the Trustee under the Indenture, or any of its affiliates, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or an affiliate of the Company, and may otherwise deal with the Company or an affiliate of the Company, as if it were not the Trustee.

A copy of the Indenture is attached as Exhibit 4.1 to this Current Report on form 8-K and is hereby incorporated by reference herein. The form of Security (included as Section 2.02 and 2.03 of the Indenture filed as Exhibit 4.1 hereto) is filed as Exhibit 4.2 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The descriptions of the material terms of the Indenture and the Securities are qualified in their entirety by reference to such exhibits.

(b) Registration Rights Agreement

We and the Guarantors entered into a registration rights agreement, dated December 7, 2006 with the initial purchasers of the Securities under which we agreed to file with the Securities and Exchange Commission an exchange offer registration statement (the "Registration Statement") to allow holders to exchange the Securities for registered Securities having substantially the same terms as the Securities. We and the Guarantors will use our commercially reasonable efforts to cause such Registration Statement to become effective and to complete the exchange within 240 days after the original issuance of the Securities. We will be required to pay additional interest, subject to some limitations, to the holders of the Securities if we fail to comply with these obligations or the Registration Statement ceases to be effective or fails to be usable for certain periods of time, in each case subject to certain exceptions provided in the Registration Rights Agreement.

The initial purchasers of the Securities and their affiliates have engaged in, and may in the future engage in, investment banking, commercial banking, financial advisory services and other commercial dealings in the ordinary course of business with us and our affiliates. They have received customary fees and commissions for these transactions.

A copy of the Registration Rights Agreement is attached as Exhibit 4.3 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The descriptions of the material terms of the Registration Rights Agreement are qualified in their entirety by reference to that exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above under 1.01(a) of this Current Report on Form 8-K relating to the Indenture and the Securities are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

4.1 Indenture, dated December 7, 2006, by and among us, the subsidiary guarantors named therein and The Bank of New York Trust Company, N.A. (as trustee).

4.2 Form of 7.75% Senior Subordinated Notes due 2016 (included within the Indenture filed as Exhibit 4.1).

4.3 Registration Rights Agreement, dated December 7, 2006, by and among us, the subsidiary guarantors named therein, J.P. Morgan Securities Inc., Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC, relating to the 7.75% Senior Subordinated Notes due 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Auto Group, Inc.

December 12, 2006	By:	/s/ Shane M. Spradlin

Name: Shane M. Spradlin
Title: Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated December 7, 2006, by and among us, the subsidiary guarantors named therein and The Bank of New York Trust Company, N.A. (as trustee)
4.3	Registration Rights Agreement, dated December 7, 2006, by and among us, the subsidiary guarantors named therein, J.P. Morgan Securiites Inc., Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incoprorated and Wachovia Capital Markets, LLC, relating to the 7,75% Senior Subordinated Notes due 2016